PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 17, 2014

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [x]

Check the Appropriate Box:

[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ECHO THERAPEUTICS, INC.
(Name of registrant as specified in its charter)

Platinum Partners Value Arbitrage Fund L.P.
Platinum Long Term Growth VII, LLC
Platinum Partners Liquid Opportunity Master Fund L.P.
Platinum-Montaur Life Sciences, LLC
Platinum Management (NY) LLC
Platinum Liquid Opportunity Management (NY) LLC
Mark Nordlicht
Uri Landesman
Shepard M. Goldberg
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the Appropriate Box):

[x] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[  ] Fee paid previously with preliminary materials:
[	] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement no.:
(3) Filing Party:
(4) Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 17, 2014

PLATINUM MANAGEMENT (NY) LLC

April  ____, 2014
Dear Fellow Stockholder:
Platinum Management (NY) LLC and other participants in this solicitation (“Platinum”) are the beneficial owners of [2,383,876] shares of common stock of Echo Therapeutics, Inc.  (the “Company”), representing approximately [19.9]% of the common stock of the Company.  For the reasons set forth in the attached proxy statement, Platinum has lost confidence in the current Board of Directors of the Company (the “Board”) and believes the Board is no longer acting in the best interest of the Company’s stockholders.  We are therefore seeking your support at the annual meeting of stockholders (the “Annual Meeting”) scheduled to be held at 10:00 a.m., local time, on May 20, 2014, at the Company’s offices located at 10 Forge Parkway, Franklin, Massachusetts 02038:

1.	To elect two Class III directors, including Platinum’s director nominee, Shepard M. Goldberg, to the Company’s Board of Directors;

2.	To approve, on an advisory basis, the Company’s named executive officer compensation;

3.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.

We are seeking your support at the Annual Meeting to elect our Nominee to the Board to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.  The Board is currently composed of five directors.  To the extent that two directors are up for election at the Annual Meeting, stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidate who has been nominated by the Company other than Robert F. Doman.  Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting.

We are not seeking control of the Board.  If elected, our Nominee will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to enhance stockholder value.  We hope that this election contest will result in Robert F. Doman NOT being elected to the Board and will send a strong message to the remaining incumbent directors that stockholders are not satisfied with the Company’s stock and operating performance.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about April [   ], 2014.

If you have already voted a proxy card furnished by the Company’s management, you have every right to change your votes by signing, dating and returning a later dated proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Morrow & Co., LLC, which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support.

                Mark Nordlicht
                Platinum Management (NY) LLC

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

[                                         ]

Your Vote Is Important, No Matter How Many Or How Few Shares You Own
If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of our proxy materials, please contact
Morrow & Co. at the phone numbers or the email address listed below.
Morrow & Co., LLC
470 West Avenue
Stamford, CT  06902
Stockholders call toll free: (800) 662-5200
Banks and brokers call: (203) 658-9400

IMPORTANT

THIS SOLICITIATION IS BEING MADE BY PLATINUM AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT PROMPTLY WITH THE ENCLOSED POSTAGE PAID ENVELOPE.  VOTING THE ENCLOSED GOLD PROXY CARD REVOKES ALL PRIOR PROXY CARDS YOU MAY HAVE PREVIOUSLY SIGNED.  PLEASE VOTE EACH AND EVERY GOLD PROXY CARD YOU RECEIVE.

DO NOT MAIL ANY PROXY CARD OTHER THAN THE ENCLOSED GOLD PROXY CARD IF YOU WISH TO VOTE FOR OUR NOMINEE.

EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY THE COMPANY, YOU HAVE A LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD, ONLY THE LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.  YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 17, 2014

2014 ANNUAL MEETING OF STOCKHOLDERS
OF
ECHO THERAPEUTICS, INC.
---------------------------
PROXY STATEMENT
OF
PLATINUM MANAGEMENT (NY) LLC
---------------------------
PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

     This proxy statement and GOLD proxy card are being furnished to you in connection with the solicitation of proxies by Platinum Management (NY) LLC, a Delaware limited liability company (“Platinum Management”), the largest stockholder of Echo Therapeutics, Inc., a Delaware corporation (the “Company”), owning approximately 19.9% of the outstanding shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company.  Platinum Management, together with the other participants in this solicitation (collectively, “Platinum”), is soliciting proxies to be used at the 2014 Annual Meeting of the stockholders of the Company scheduled to be held at 10:00 a.m., local time, on May 20, 2014, at the Company’s offices located at 10 Forge Parkway, Franklin, Massachusetts 02038 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”):

1.	To elect two Class III directors, including Platinum’s director nominee, Shepard M. Goldberg (our “Nominee”), to the Company’s Board of Directors (the “Board”);

2.	To approve, on an advisory basis, the Company’s named executive officer compensation;

3.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.	To transact such other business, if any, as may properly come before the meeting or any adjournments thereof.

     We are seeking your support at the Annual Meeting to elect our Nominee to the Board to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom.  The Board is currently composed of five directors.  To the extent that two directors are up for election at the Annual Meeting, stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidate who has been nominated by the Company other than Robert F. Doman.  Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that the Company’s nominee(s) will serve as director(s) if our Nominee is elected.

     We are not seeking control of the Board.  If elected, our Nominee will represent a minority of the members of the Board and therefore it is not guaranteed that they will have the ability to enhance stockholder value.  We hope that this election contest will result in Robert F. Doman NOT being elected to the Board and will send a strong message to the remaining incumbent directors that stockholders are not satisfied with the Company’s stock and operating performance.

     This Proxy Statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about April [   ], 2014.

     As of the date hereof, Platinum collectively owns an aggregate of [2,383,876] shares of Common Stock.  We intend to vote such shares of Common Stock FOR the election of our Nominee, ABSTAIN with respect to the advisory vote on executive compensation, as described herein, and FOR the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

     The Board has fixed March 28, 2014 as the record date for determining holders of Common Stock who are entitled to vote at the Annual Meeting (the “Record Date”).  According to the Company, as of the Record Date the Company had approximately 11,967,414 shares of Common Stock outstanding and entitled to be voted.  Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting.  The mailing address of the principal executive offices of the Company is 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

     THIS SOLICITATION IS BEING MADE BY PLATINUM AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

     PLATINUM URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

     IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our GOLD proxy card are available at
[                                       ]

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of our proxy materials, please contact
Morrow & Co. at the phone numbers or the email address listed below.
Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Stockholders call toll free: (800) 662-5200
Banks and brokers call: (203) 658-9400

BACKGROUND TO THE SOLICITATION
A chronology of our interactions with the Company is as follows:

•	Platinum made its first investment in the Company in 2007.

•
On August 31, 2012, the Company and Platinum-Montaur Life Sciences, LLC, a subsidiary of PPVA (“Platinum-Montaur”), entered into a Loan Agreement (the “Loan Agreement”) pursuant to which Platinum-Montaur made a non-revolving draw credit facility (the “Credit Facility”) available to the Company in an initial aggregate principal amount of $5,000,000 (the “Maximum Draw Amount”).  Contemporaneously with the execution of the Loan Agreement, the Company delivered to Platinum-Montaur a Promissory Note dated August 31, 2012 (the “Note”), with a maturity date of five years from the date of closing (the “Maturity Date”).  The Company’s subsidiary, then known as Sontra Medical, Inc. (“Sontra”), agreed to guarantee the obligations of the Company under the Note pursuant to a guaranty agreement entered into on August 31, 2012 (the “Guaranty”). Additionally, the Note was secured by the Pledged Revenue (as defined in the Loan Agreement) of the Company and the Company’s subsidiaries pursuant to a Security Agreement dated as of August 31, 2012 by and among the Company, Sontra and Platinum-Montaur.  Pursuant to the Loan Agreement, the Company issued Platinum-Montaur a warrant to purchase 4,000,000 shares of its Common Stock with an exercise price of $2.00 per share and a term of five years (the “Commitment Warrant”).  In addition, for each $1,000,000 of funds borrowed pursuant to the Credit Facility, the Company agreed to issue to Platinum-Montaur a warrant to purchase 1,000,000 shares of Common Stock, with a term of five years and an exercise price equal to 150% of the market price of the Common Stock at the time of the draw, but in no event less than $2.00 or more than $4.00 per share (together with the Commitment Warrant, the “Warrants”).  All of the Warrants are immediately exercisable and have a term of five years from the issue date. The exercise price of the Warrants is subject to adjustment for stock splits, combinations or similar events.  An exercise under the Warrants may not result in the holder beneficially owning more than 4.99% or 9.99%, as applicable, of all of the Common Stock outstanding at the time; provided, however, that a holder may waive the 4.99% ownership limitation upon sixty-one (61) days’ advance written notice to the Company.

•
On September 14, 2012, the Company submitted a draw request to Platinum-Montaur in the amount of $3,000,000 in the form required by the Loan Agreement (the “September Request”).  The Company ultimately received the $3,000,000 of draws in the following increments:  $1,000,000 on September 20, 2012, $500,000 on October 17, 2012, and $1,500,000 on November 6, 2012.  In accordance with the Loan Agreement and as a result of funding received from Platinum-Montaur, the Company issued to Platinum-Montaur separate warrants concurrent with the three draws above to purchase 1,000,000, 500,000 and 1,500,000 shares of Common Stock each with a term of five years, and exercise prices of $2.13, $2.27 and $2.11 per share, respectively.

•
On March 1, 2013, the Company elected to prepay all outstanding draws under the Platinum-Montaur Credit Facility totaling $3,113,366, which included interest accrued and unpaid to that date of $113,366.  No principal amount is currently outstanding under the Credit Facility.

•
During August 2013 and September 2013, certain representatives of Platinum communicated with the Company regaring a potential Chinese development partner and potential actions to unlock stockholder value.

•
On August 30, 2013, Platinum-Montaur delivered a letter to the Board outlining Platinum-Montaur’s opinion regarding certain actions taken by the Company and the rationale for such opinions.  In the letter Platinum-Montaur presented certain steps the Company might take to unlock value for stockholders.

•
During November 2013 and December 2013, certain representatives of Platinum held various discussions with members of the Board and management of the Company regarding a potential investment in the Company by Platinum.

•	On November 26, 2013, certain representatives of Platinum and certain members of the Board had a call to discuss a potential investment in the Company by Platinum

•
On December 10, 2013, PPVA and PPLO (each a “Holder” and, together, the “Holders”) entered into a Securities Purchase Agreement (the “SPA”) with the Issuer.  Pursuant to the terms of the SPA, PPVA and PPLO acquired from the Company an aggregate of 69,569 shares of Common Stock and 1,748,613 shares of Series E Preferred Stock of the Company (the “Series E Preferred Stock”) convertible into 1,748,613 shares of Common Stock for a purchase price of $2.75 per share.  In addition, PPVA and PPLO acquired five year warrants to purchase up to 181,818 shares of Common Stock at an exercise price equal to $2.75 per share (the “Warrants”).  The Warrants and Series E Preferred Stock each contain restrictions on exercise and conversion, respectively, such that a Holder may not exercise or convert, as the case may be, the Warrants or Series E Preferred Stock if the number of shares of Common Stock to be issued pursuant to such exercise or conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder (“Section 13(d)”)) in excess of 19.99% of all of the Common Stock outstanding at such time (the “19.99% Blocker”).  The Warrants and Series E Preferred Stock each also contain restrictions on exercise and conversion, respectively, such that a Holder may not exercise or convert, as the case may be, the Warrants or Series E Preferred Stock if the number of shares of Common Stock to be issued pursuant to such exercise or conversion would result in the Holder beneficially owning (as determined in accordance with Section 13(d)) in excess of 9.99% of all of the Common Stock outstanding at such time (the “9.99% Blocker”).  The 9.99% Blocker may be waived upon the Holder providing the Issuer with 61 days’ notice that such Holder would like to waive the 9.99% Blocker and does not require stockholder approval.  Pursuant to the terms of the SPA, the Company agreed to appoint an individual identified by the Holders (the “Investor Designee”) to the Board immediately upon approval of the Investor Designee by the Board pursuant to the terms specified in the SPA.  The Company further agreed to nominate and solicit for the election of the Investor Designee at the Annual Meeting in the same manner as the other individuals up for election at the Annual Meeting.  The Company also agreed not to enter into any equity or debt financing (except as contemplated under the SPA) or agreement relating to business development until the later of: (i) the date 45 days following December 10, 2013, and (ii) the date of the election of the Investor Designee to the Board.  The Company further agreed to, no later than five business days following December 10, 2013, promptly withdrawal the Registration Statement on Form S-1 that was filed by the Issuer with the Securities and Exchange Commission on December 2, 2013.  Additionally, as long as the Holders and their affiliates hold at least 10% of the outstanding Common Stock, they have a right, subject to certain conditions, to purchase debt or equity securities of any kind that the Company may determine to issue in the future.

•	On December [ ], 2013, Platinum submitted Shepard M. Goldberg as Platinum’s Investor Designee.

•
On January 31, 2014, PPVA and PPLO filed a verified complaint (the “Complaint”) with the Court of Chancery of the State of Delaware (the “Court of Chancery”) against the Company and the members of the Board (collectively, the “Defendants”) as a result of the Company’s failure to elect Platinum’s nominee to the Board in accordance with Section 5.2 of the SPA.

•	On February 4, 2014, PPVA delivered to the Company a letter demanding, pursuant to Section 220 of the Delaware General Corporation Law, inspection of certain of the Company’s books and records.

•	On February 7, 2014, the Court of Chancery set trial for April 16 and 17 on the allegations in the Complaint.

•	On February 14, 2014, the Defendants filed an answer and affirmative defenses to the allegations in the Complaint.

•
On February 27, 2014, PPVA and PPLO dismissed the Complaint after settling the lawsuit.  In the settlement, the Defendants agreed to elect Michael M. Goldberg M.D. to the Board to satisfy the Company’s obligation under Section 5.2 of the SPA.

•	On April 3, 2014, Platinum nominated Shepard M. Goldberg for election to the Board.

REASONS FOR THE SOLICITATION

We are the largest stockholder of the Company, beneficially owning approximately 19.9% of the Common Stock outstanding.  Our goal is to maximize the value of the Common Stock for all stockholders.  We believe that urgent change is needed on the Board to help stop the significant value destruction that has occurred under the watch of the current Board.  We believe that it is necessary to elect to the Board director candidates who have appropriate and relevant skill sets and a shared objective of enhancing value for the benefit of all stockholders.  We believe the current Board has failed to maximize value for stockholders and we have little confidence the Board will address the following serious issues that face the Company:

•	Poor Stock Price Performance and Significant Value Destruction;

•	Questionable Strategic Decisions By The Board And Management;

•	Poor Operating Performance; and

•	Lack of Accountability.

Therefore, we are soliciting your support to elect our Nominee at the Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspectives to the Board.

POOR STOCK PRICE PERFORMANCE AND SIGNIFICANT VALUE DESTRUCTION

Poor Stock Price Performance

We believe a company’s stock price is the most clear, objective measure of the market’s judgment of a public company’s performance.  The Company’s share price has declined over the last five years, over the last three years and over the last year ended December 10, 2013, the date of the announcement that we were committing $5 million to the Company.  During this five-year period, the Company’s stock price was down 26.75%, cumulatively, generating a negative 6% compound annual return.  The Company’s performance also significantly lagged behind the NASDAQ Market Index .  We believe this significant stock price underperformance is a reflection of the Company’s misguided strategy and poor execution.  We fear that the stock performance is unlikely to improve on a sustained basis until the Company’s various deficiencies are adequately addressed.

	Cumulative Total Return (assuming reinvestment of dividends)
	For the Period ended December 10, 20131
	One Year (%)	Three Year (%)	Five Year (%)
Echo Therapeutics, Inc.	-(70.64)	-(73.84)	-(26.75)

The NASDAQ Stock Market Index	35.94	53.95	159.38

Significant Value Destruction

The majority of the members of the Board have overseen significant destruction of stockholder value.  For example, stockholders who acquired stock when William F. Grieco and James F. Smith were first appointed to the Board in February 2011, had seen the Company’s market capitalization decline a staggering 73%, from approximately $114.4 million in February 2011 to approximately $30.93 million, until immediately prior to our investment in the Company in December 2013.  Additionally, until our December 2013 investment in the Company, stockholders who had acquired stock in March 2013 when Robert F. Doman was appointed to the Board, had seen the Company’s market capitalization decline approximately 34%.  Even stockholders who acquired stock in March 2008 when Vincent D. Enright was appointed to the Board, had seen the Company’s market capitalization barely budge during Mr. Enright’s tenure, increasing only approximately $3 million over six years.  We believe that the only way to stop this value destruction is to reconstitute the Board beginning with the replacement of Mr. Doman with our Nominee.

QUESTIONABLE STRATEGIC DECISIONS BY THE BOARD AND MANAGEMENT

We are concerned the Company will conduct another dilutive financing

We are extremely concerned that the Company will conduct another dilutive equity financing.  Each time the Company has conducted an equity financing over approximately six years, existing stockholders have suffered as their holdings in the Company have been diluted.  Management and the Board on the other hand, feel little of this pain, given their relatively insignificant holdings in the Company.  Since November 2010, the Company has entered into no fewer than SIX equity financings, including TWO within a span of six months in 2013.  In fact, at the end of last year the Company was aiming to sell up to 3,225,806 units (consisting of a share of Common Stock and warrants to purchase additional Common Stock) almost one-third of the Company’s outstanding stock at the time.  The Company only agreed to withdraw its offering after we agreed to invest an additional $5 million in the Company, which was in addition to a separate $5,000,000 investment in the Company to be made by Medical Technologies Innovation Asia, Ltd.  In our opinion, enough is enough.  We believe this Board needs to get control of the Company’s cash flow.

We are concerned with the Company’s failure to identify a permanent Chief Executive Officer

On August 26, 2013, the Company entered into a Consulting Agreement with Robert F. Doman pursuant to which Mr. Doman serves as the Executive Chairman and Interim Chief Executive Officer of the Company.  In October 2013, the Board publicly announced to you, its stockholders, that it had commenced a search for a new Chief Executive Officer.  It is over six months later, and the Company still does not have a permanent CEO.  In fact, Mr. Doman announced on March 27, 2014, that the Board was only just now reinitiating the search because the Board had previously decided to put the search on hold.  Meanwhile, Mr. Doman has collected over $300,000 in compensation during the Board’s “search” for a permanent CEO in our estimation.  We question whether the Board can effectively complete its search for a permanent CEO while Mr. Doman remains a member of the Board.

POOR OPERATING PERFORMANCE

We are concerned with the Board’s and Management’s inability to effectively manage the Company’s expenses

We are also concerned with the Board’s and management’s inability to effectively control the Company’s expenses.  At the end of the third quarter last year, the Board and management announced the implementation of “substantial cost reduction measures” across all aspects of the Company’s operations.  Yet, expenses increased by over 30% in FY 2013, which is on top of an approximately 73% increase in expenses between FY 2011 and 2012.  Furthermore, selling, general and administrative expenses, which relate principally to, among other things, salaries and benefits for the Company’s executive, financial and administrative staff increased by an incredible $1,991,000, or 31%, in FY 2013, despite a staff reduction of approximately one-third of the Company’s workforce during that time.

LACK OF ACCOUNTABILITY

We do not believe the members of the Board have a significant ownership interest in the Company and therefore lack a meaningful economic interest in holding management accountable.

We are concerned that the lack of significant actual ownership of Common Stock by the members of the Board may contribute to the Board’s lack of commitment to maximizing stockholder value.

The following table, which is based on disclosure in the Company’s proxy statement in connection with the Annual Meeting, sets forth the beneficial ownership of shares of Common Stock by the current members of the Board, other than Michael M. Goldberg, M.D.  As the table illustrates, the current members of the Board (other than Dr. Goldberg) own approximately 0.79% of the outstanding Common Stock of the Company.
Director	Total	Shares Underlying Derivative Securities3	Shares Held Outright
Robert F. Doman	6,200	1,500	4,700
Vincent D. Enright	53,700	25,500	28,200
James F. Smith	38,400	15,500	22,900
William F. Grieco	53,700	15,500	38,200
Total:	152,000	58,000	94,000
Ownership Percentage	1.26%	0.48%	0.79%

As the Company’s largest stockholder, we have a significant economic stake in the Company and we believe our Nominee will focus on generating value for all stockholders of the Company.

OUR NOMINEE HAS THE EXPERIENCE AND QUALIFICATIONS NECESSARY TO GENERATE VALUE FOR STOCKHOLDERS

As the Company’s largest stockholder our interests are aligned with all stockholders.  We have significant concerns that the Board lacks the objectivity necessary to act in the best interest of stockholders.  We have identified a highly-qualified, independent director with valuable and relevant business and financial experience who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to contain expenses and unlock value at the Company.

Our nominee, Shepard M. Goldberg, has extensive experience in the biotechnology industry, having served on the Board of Directors of Cordex Pharma, Inc., a developer of cardiovascular medicines, for over five years and as its Chief Executive Officer from January 2010 until March 2012.  Previously he spent nearly a decade at Emisphere Technologies, Inc., a biopharmaceutical company charting new frontiers in drug delivery, in various capacities including as Senior Vice President, Operations from 2001 until December 2007.  We believe his extensive experience in the biotechnology industry, his executive level and board experience and his financial and operational expertise will allow him to provide valuable insight to the Board.

2 The date of the announcement that we were committing $5 million to the Company.

3 Consists of Common Stock that such individuals have the right to acquire within 60 days through the exercise of stock options.

PROPOSAL NO.1

ELECTION OF DIRECTORS

The Board is currently fixed at five directors (divided into three classes with staggered terms for each class), two of whom are Class I directors whose terms expire in 2015, one of whom is a Class II director whose term expires in 2016 and two of whom are Class III directors whose terms expire in 2014..  We are seeking your support at the Annual Meeting to elect our Nominee in opposition to one of the Company’s director nominees, Robert F. Doman.  Your vote to elect our Nominee will have the legal effect of replacing one incumbent director of the Company with our Nominee.  If elected, our Nominee will represent a minority of the members of the Board and therefore it is not guaranteed that he will have the ability to enhance stockholder value.

Our Nominee:

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of our Nominee.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as a director of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below.  This information has been furnished to us by the Nominee.  The Nominee is a citizen of the United States of America.

Shepard M. Goldberg, age 58, currently serves as Principal of SMG Consulting, a management consulting firm he founded in January 2008.  From October 2007 to March 2012, he served on the Board of Directors of Cordex Pharma, Inc., a developer of cardiovascular medicines, and as its Chief Executive Officer from January 2010 to March 2012.  Previously he served in various positions at Emisphere Technologies, Inc., a biopharmaceutical company charting new frontiers in drug delivery, from 1998 until December 2007, including Vice President, Operations, from 1998 until 2001, and Senior Vice President, Operations, from 2001 until December 2007.  Mr. Goldberg has served as the Chairman of the Board of Forticell Bioscience, Inc., regenerative medicine biotechnology company, and as a member of its Audit and Compensation Committee since June 2007.  Platinum believes that Mr. Goldberg’s extensive experience in the biotechnology industry, his executive level and board experience and his financial and operational expertise will enable him to provide valuable insight to the Board.

As of the date of the date hereof, Mr. Goldberg does not, directly or indirectly, beneficially or of record, own any securities of the Company.  Mr. Goldberg is a cousin of Michael M. Goldberg, M.D. a current member of the Board and one of the Company’s two nominees for election.  Platinum does not believe this relationship detracts from Mr. Goldberg’s qualifications or his ability to effectively serve stockholders as a director.

On April 8, 2014, Platinum entered into a Joint Filing and Solicitation Agreement in which, among other things, Platinum Management agreed to form a group along with certain of its affiliates to solicit proxies or written consents for the election of our Nominee, or any other person(s) nominated by them, to the Board at the Annual Meeting (the “Solicitation”).

Other than as stated herein, there are no arrangements or understandings between Platinum Management or any of its affiliates and our Nominee or any other person or persons pursuant to which the nomination of the Nominee described herein is to be made, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  The Nominee is not a party adverse to the Company or any of its subsidiaries and does not have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Our Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.

We do not expect that our Nominee will be unable to stand for election, but, in the event our Nominee is unable to serve or for good cause will not serve, the shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s By-Laws (the “Bylaws”) and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Platinum that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company is asking stockholders to cast an advisory vote on the compensation of the named executive officers identified in the Summary Compensation Table in the “Executive Compensation” section of the Company’s proxy statement.  The vote is advisory and not binding on the Company.

Accordingly, the following resolution is being presented by the Board at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion [in the Company’s proxy statement], is hereby APPROVED.”

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO ABSTAIN WITH RESPECT TO THIS PROPOSAL.

SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, The Audit Committee of the Board has appointed Wolf & Company, P.C., an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2014, and recommends that the stockholders vote for ratification of such appointment.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED GOLD PROXY CARDS WILL BE VOTED AT THE ANNUAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, ABSTAIN WITH RESPECT TO THE APPROVAL OF THIS PROPOSAL.

VOTING RULES AND PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sold their Common Stock before the Record Date (or acquire Common Stock without voting rights after the Record Date) may not vote such shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date.  Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting.  A majority of the shares of  Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for all matters.  Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.  Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting are the shares of Common Stock.

According to the Company’s proxy statement, the current Board has nominated two candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our Nominee.  To the extent that two directors are up for election at the Annual Meeting, stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidate who has been nominated by the Company other than Robert F. Doman.  Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting.  Under applicable proxy rules we are required either to solicit proxies only for our Nominee, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominee while also allowing stockholders to vote for fewer than all of the Company’s nominees, which enables a stockholder who desires to vote for our Nominee to also vote for certain of the Company’s nominees.  We have elected to allow stockholders to also vote for the candidate The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as a director if our Nominee is elected.

Broker Non-Votes; Abstentions

Due to the contested nature of the Annual Meeting, brokers will not have discretionary authority to vote proxies on any proposal at the Annual Meeting without instructions as to how to vote on those proposals (so called “broker non-votes”).  Accordingly, broker non-votes have no effect toward the vote total for any proposal.  According to the Company’s proxy statement, broker non-votes are considered in determining whether a quorum is present.

Abstentions will not affect the outcome of the vote on Proposal No. 1, but will have the effect of an AGAINST vote Proposal Nos. 2 and 3 because abstentions are considered shares entitled to vote on these proposals.

Accordingly, it is important that you vote the Common Stock you held on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell or have already sold your Common Stock.

Votes Required for Approval

According to the Company’s proxy statement, with respect to the election of the directors, assuming a quorum is present, the two nominees receiving the highest number of votes cast at the Annual Meeting will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting.

Important Instructions For “Street Name” Stockholders

If any of your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only that institution can sign a GOLD proxy card with respect to your shares and only after receiving your specific instructions.  Accordingly, please promptly sign, date and mail in the postage-paid envelope provided the enclosed GOLD proxy card (or voting instruction form) you received from the brokerage firm, bank nominee or other institutions in whose name your shares are held.  Please check the voting instruction form used by that broker, bank or other institution to see if it also offers telephone or Internet voting.  Please do so for each account you maintain to ensure that all of your shares are voted.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Platinum in care of Morrow & Co. at the address set forth on the back cover of this Proxy Statement or to the Company at 8 Penn Center, 1628 JFK Blvd., Suite 300, Philadelphia, PA 19103, or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, Platinum requests that either the original or photostatic copies of all revocations be mailed to Platinum in care of Morrow & Co. at 470 West Avenue, Stamford, CT  06902.  IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

To ensure that your shares are voted in accordance with your wishes, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares of Common Stock.

SOLICITATION OF PROXIES

We may solicit proxies by mail, advertisement, telephone, facsimile, e-mail, and in person. Solicitations may be made by our agents and/or their employees, none of whom, except Morrow & Co., will receive any additional compensation for such solicitations. Morrow & Co. expects that approximately [25] of its employees will assist in the solicitation. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of our solicitation materials to the beneficial owners of the shares of Common Stock which such individuals or entities hold of record. We will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to the beneficial owners of the shares.

We expect the total cost of this solicitation to be approximately [     ], of which approximately [     ] has been spent to date.  [                 ] has been retained for solicitation and advisory services in connection with the solicitation of proxies for an estimated fee of [     ], and Platinum will reimburse Morrow & Co. for certain reasonable out-of-pocket expenses.  Platinum has agreed to indemnify Morrow & Co. against certain liabilities and expenses relating to this proxy solicitation.

Platinum will initially pay all costs associated with the solicitation of proxies, but we will seek reimbursement of such costs from the Company and will not submit such reimbursement to a vote of stockholders.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Each of Platinum Management, a Delaware limited liability company, Platinum Partners Value Arbitrage Fund L.P., a Cayman Islands exempted limited partnership (“PPVA”), Platinum Long Term Growth VII, LLC, a Delaware limited liability company (“Platinum VII”), Platinum Partners Liquid Opportunity Master Fund L.P., a Cayman Islands exempted limited partnership (“PPLO”), Platinum-Montaur, a Delaware limited liability company (“Platinum-Montaur”), Platinum Liquid Opportunity Management (NY) LLC, a Delaware limited liability company (“Platinum Liquid Management”), Mark Nordlicht, a United States citizen, Uri Landesman, a United States citizen, and our Nominee are participants in this solicitation.

Platinum VII and Platinum-Montaur are subsidiaries of PPVA. Platinum Management is the investment manager and general partner of PPVA and is the investment manager of Platinum VII and Platinum-Montaur. Platinum Liquid Management is the investment manager of PPLO. Platinum Liquid Opportunity GP LLC is the general partner of PPLO.  Mr. Nordlicht and Uri Landesman are the controlling persons of Platinum Management, Platinum Liquid Management and Platinum Liquid Opportunity GP LLC and may be deemed to have voting and investment control of the Shares held by Platinum VII, PPLO, Platinum-Montaur and PPVA.

The principal business address for each of Platinum VII, Platinum-Montaur, Platinum Management, Platinum Liquid Management, Mr. Nordlicht and Mr. Landesman is 152 West 57th Street, 4th Floor, New York, New York 10019.  The principal business address for the PPVA and PPLO is c/o Platinum Management, 152 West 57th Street, 4th Floor, New York, New York 10019.

The principal business of each of PPVA, Platinum VII, PPLO and Platinum-Montaur is that of a private investment fund engaged in the purchase and sale of securities for its own account. The principal business of each of Platinum Management and Platinum Liquid Management is providing investment management services.  Mr. Nordlicht’s principal occupation is serving as Chief Investment Officer of Platinum Management and Platinum Liquid Management.  Mr. Landesman’s principal occupation is serving as president of Platinum Management and manager of Platinum Liquid Management.

As of the date hereof, PPVA directly owned [1,605,424] shares of Common Stock, constituting approximately [13.7]% of the outstanding shares of Common Stock.

As of the date hereof, PPVA directly owned [948,243] shares of Series E Preferred Stock and [123,636] Warrants, each currently subject to the 19.99% Blocker and 9.99% Blocker.  As of the date hereof, PPVA had not requested waiver of the 19.99% Blocker or 9.99% Blocker with respect to the Series E Preferred Stock or Warrants.

Platinum Management, as the Investment Manager of PPVA, and Mark Nordlicht and Uri Landesman, as the Chief Investment Officer and President, respectively, of Platinum Management, may be deemed to beneficially own the securities directly owned by PPVA.

As of the date hereof, PPLO directly owned [578,452] shares of Common Stock and beneficially owned an additional [100,000] shares of Common Stock underlying currently convertible Series C Preferred Stock and [100,000] shares of Common Stock underlying currently convertible Series D Preferred Stock, constituting approximately 6.6% of the outstanding shares of Common Stock.

As of the date hereof, PPLO directly owned [180,497] shares of Series E Preferred Stock and [30,909] Warrants, each currently subject to the 19.99% Blocker and 9.99% Blocker.  As of the date hereof, PPLO had not requested waiver of the 19.99% Blocker or 9.99% Blocker with respect to the Series E Preferred Stock or Warrants.

Platinum Liquid Management, as the Investment Manager of PPLO and Mark Nordlicht and Uri Landesman, as the Chief Investment Officer and President, respectively, of Platinum Liquid Management, may be deemed to beneficially own the securities directly owned by PPLO.

As of the close of business on the date hereof, Platinum-Montaur directly owned Warrants exercisable into [595,000] shares of Common Stock (the “Montaur Warrants”)  The Montaur Warrants contain restrictions on exercise such that the holder may not exercise the Montaur Warrants if the number of shares of Common Stock to be issued pursuant to such exercise would result in the holder beneficially owning (as determined in accordance with Section 13(d)) in excess of 4.99% of all of the Common Stock outstanding at such time (the “4.99% Blocker”).  Pursuant to the terms of the Montaur Warrants, the 4.99% Blocker may be waived and increased up to 9.99% of all Common Stock outstanding upon the holder providing the Issuer with 61 days’ notice that such holder would like to waive the 4.99% Blocker.  Platinum-Montaur has not requested such waiver as of the date hereof.  Platinum-Montaur disclaims beneficial ownership with respect to the 595,000 shares of Common Stock underlying the Montaur Warrants.

Platinum Management, as the Investment Manager of Platinum-Montaur, and Mark Nordlicht and Uri Landesman, as the Chief Investment Officer and President, respectively, of Platinum Management, may be deemed to beneficially own the shares of Common Stock beneficially owned by Platinum-Montaur.

As of the close of business on the date hereof, Mr. Goldberg did not directly own any shares of Common Stock.

As of the date hereof, Platinum collectively beneficially owned an aggregate of 2,383,876 shares of Common Stock, constituting approximately 19.9% of the shares of Common Stock outstanding.  Each of the participants, as a member of a “group” with the other participants for purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the securities of the Issuer owned by the other participants.  Each of the participants in this solicitation specifically disclaims beneficial ownership of the shares of Common Stock disclosed herein that he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by Platinum, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS

Other than as discussed above, we are unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which we are not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Any proposal that a Company stockholder wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) must be submitted to the Secretary of the Company at the Company’s offices at 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, Pennsylvania 19103, no later than December 16, 2014. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

If a Company stockholder wishes to present a proposal before the 2015 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than no later than March 1, 2015.  If a stockholder fails to provide timely notice of a proposal to be presented at the 2015 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2015 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this Proxy Statement should not be construed as an admission by Platinum that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

We have omitted from this Proxy Statement certain disclosure required by applicable law that is expected to be included in the Company’s proxy statement relating to the Annual Meeting based on reliance on Rule 14a-5(c).  This disclosure includes, among other things, current biographical information on the Company’s directors, information concerning executive compensation, and other important information.  See Schedule II for information regarding persons who beneficially own more than 5% of the Common Stock and the ownership of the Common Stock by the directors and management of the Company.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Platinum Management (NY) LLC
April [__], 2014

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS*

Amount of Common Stock Purchased/(Sold)	Date of Purchase/Sale

Platinum Partners Value Arbitrage Fund L.P.

100	09/12/12
150	09/12/12
3,171	09/14/12
200	09/17/12
16,802	09/18/12
200	09/19/12
13,504	09/21/12
5,500	10/25/12
35,855	10/26/12
92,100	10/31/12
4,286	11/02/12
61	11/05/12
44,922	11/06/12
34,495	11/07/12
50,800	11/08/12
100	11/09/12
4,668	11/13/12
2,352	11/14/12
19,753	11/15/12
9,871	11/16/12
18,393	11/19/12
12,270	11/20/12
7,067	11/21/12
6,800	11/23/12
25,557	11/26/12
95,659	11/27/12
100,100	11/28/12
20,000	11/30/12
49,096	12/04/12
525,000	12/21/12
200	02/25/13
25,023	02/26/13
(6,800)	03/11/13
(10,000)	03/11/13
(2,181)	03/11/13
(17)	03/12/13
(419)	03/11/13
(10,000)	03/11/13
(16,600)	06/09/13
(350)	06/10/13
(423)	06/10/13
(1,965)	06/10/13
(6,167)	06/10/13
(1,650)	06/10/13
(720)	06/10/13
(1,150)	06/10/13
(2,000)	06/10/13
(355)	06/10/13
(865)	06/10/13
(1,000)	06/10/13
(1,227)	06/10/13
(707)	06/10/13
(680)	06/10/13
(2,556)	06/10/13
(3,766)	06/10/13
(15)	06/10/13
(10)	06/10/13
(317)	06/10/13
(20)	06/10/13
(1,680)	06/10/13
(20)	06/10/13
(1,350)	06/10/13
(550)	06/10/13
(3,586)	06/10/13
(9,210)	06/10/13
(429)	06/10/13
(560)	06/10/13
(1,000)	06/10/13
(100)	06/10/13
(1,000)	06/10/13

I-1

(582)	06/10/13
(28,878)	06/10/13
(7,012)	06/10/13
(350)	06/10/13
(1,000)	06/10/13
(599)	06/10/13
(250)	06/10/13
(276)	06/10/13
(6)	06/10/13
(4,492)	06/10/13
(3,450)	06/10/13
(5,080)	06/10/13
(10)	06/10/13
(467)	06/10/13
(235)	06/10/13
(1,975)	06/10/13
(987)	06/10/13
(1,839)	06/10/13
(1,800)	06/10/13
(1,000)	06/10/13
(470)	06/10/13
(1,000)	06/10/13
(2,500)	06/10/13
(1,100)	06/10/13
(1,400)	06/10/13
(1,170)	06/10/13
(610)	06/10/13
(5,000)	06/10/13
(585)	06/10/13
(1,950)	06/11/13
(3,850)	06/13/13
(10,010)	06/13/13
(2,000)	06/13/13
(4,910)	06/13/13
(52,500)	06/13/13
(20)	06/13/13
(2,502)	06/13/13
138,750	06/14/13
200,000	06/14/13
76,100	06/19/13
37,000	06/20/13
(100)	07/11/13

Platinum Partners Liquid Opportunity Master Fund L.P.

400,000	06/14/13
50,238	06/17/13
1,200	06/18/13
76,100	06/19/13
37,000	06/20/13

* On June 7, 2013, the Company effected a 1-for-10 reverse stock split of the Common Stock. All transactions prior to June 7, 2013 reflect pre-split values.

On December 16, 2013, each of Platinum-Montaur Life Sciences, LLC and Platinum Long Term Growth VII, LLC, an affiliate of Platinum Management (NY) LLC that no longer owns any securities of the Company, converted all of its respective shares of Series C and Series D Preferred Stock into an aggregate of 1,098,019 shares of Common Stock. Such shares are held by Platinum Partners Value Arbitrage Fund L.P.

I-2

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by Echo Therapeutics, Inc. with the Securities and Exchange Commission on April 15, 2014.

The following table sets forth the beneficial ownership of our Common Stock as of April 3, 2014 (except as otherwise provided below) by the following individuals or entities: (i) each stockholder known to us to beneficially own more than 5% of the outstanding shares of our Common Stock; (ii) any person serving as Chief Executive Officer during 2013 and the two most highly compensated executive officers other than the Chief Executive Officer who were serving as an executive officer as of December 31, 2013 (collectively, the “Named Executive Officers”); (iii) each director; and (iv) current executive officers and directors, as a group.

Beneficial ownership is determined in accordance with Securities and Exchange Commission (“SEC”) rules and includes voting and investment power with respect to the shares. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire currently or within 60 days after April 3, 2014 through the exercise of any stock options or other rights, including upon the exercise of warrants to purchase shares of Common Stock and the conversion of preferred stock into Common Stock. Such shares are deemed outstanding for computing the percentage ownership of the person holding such options or rights, but are not deemed outstanding for computing the percentage ownership of any other person. As of April 3, 2014, there were 11,967,414 shares of Common Stock issued and outstanding.

	Amount and Nature of Beneficial Ownership of Common Stock as of April 3, 2014
Name and Address of Beneficial Owner	Number of Shares (2)		Percentage of Class

Platinum Partners Liquid Opportunity Master Fund L.P. c/o Platinum Management (NY) LLC 152 West 57th Street, 4th Floor New York, NY 10019	778,452	(3)	6.1%
Platinum Partners Value Arbitrage Fund L.P. c/o Platinum Management (NY) LLC 152 West 57th Street, 4th Floor New York, NY 10019	1,605,424	(4)	11.8%
Platinum Management (NY) LLC	1,605,424	(5)	11.8%
Platinum Liquid Opportunity Management (NY) LLC	778,452	(6)	6.1%
Mark Nordlict	2,383,876	(7)	19.9%
Uri Landesman	2,383,876	(8)	19.9%
Directors and Executive Officers:
Kimberly A. Burke.	47,000	(9)	*
Robert F. Doman	6,200	(10)	*
Vincent D. Enright	53,700	(11)	*
Michael M. Goldberg, M.D.	28,500	(12)	*
William F. Grieco	53,700	(13)	*
Patrick T. Mooney, M.D.	11,250	(14)	*
Christopher P. Schnittker	27,500	(15)	*
James F. Smith	38,400	(16)	*
All directors and executive officers as a group (7 persons)	255,000		2.1%
_______________________
* Less than one percent.

(1)
Unless otherwise noted, the address for each stockholder known to us to beneficially own more than 5% of the outstanding shares of our Common Stock is 152 West 57th Street, 4th Floor, New York, NY 10019.  The address for each director and executive officer is c/o Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Blvd., Suite 300, Philadelphia, PA 19103.

(2)
The individuals named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.  The entities named in the table, together with Mr. Nordlict and Mr. Landesman, have shared voting and investment power with respect to all shares shown as beneficially owned by them, as further described in the footnotes below.

(3)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  As of the close of business on April 7, 2014, Platinum Partners Liquid Opportunity Master Fund L.P. (“PPLO”) directly owned (i) 578,452 shares of Common Stock, (ii) beneficially owned 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock, (iii) beneficially owned 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock, (iv) directly owned 349,723 shares of Series E Preferred Stock (“Series E Stock”), and (v) directly owned 36,363 Warrants.  The Warrants provide that at no time may a holder of any of the Warrants exercise such warrants if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares  of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning more than 4.99% or 9.99%, as applicable, of all of the Common Stock outstanding at such time (the “9.99% Blocker”); provided, however, that upon a holder of any of the warrants providing the issuer with sixty one (61) days' notice that such holder would like to waive either or both such restrictions with regard to any or all shares of Common Stock issuable upon exercise of any of the Warrants, then such restriction shall be of no force or effect with regard to those Warrants referenced in such notice. The Series E Stock provides that at no time may a holder of any of the Series E Stock convert such stock if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares  of Common Stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning more than 9.99% or 19.99%, as applicable, of all of the Common Stock outstanding at such time (the “19.99% Blocker”); provided, however, that upon both (A) a holder of Series E Stock providing the Company with a Waiver Notice that such holder would like to waive either or both such restrictions with regard to any or all shares of Common Stock issuable upon conversion of Series E Stock, and (B) the stockholders of the Company approving the waiver of such restrictions with regard to any or all shares of Common Stock issuable upon conversion of Series E Stock and the ownership by any holder of the Series E Stock of greater than 20% of the outstanding shares of Common Stock in accordance with the applicable NASDAQ listing standards, the applicable restrictions shall be of no force or effect. As of the date hereof, PPLO had not requested waiver of the 19.99% Blocker or 9.99% Blocker with respect to the Series E Stock or Warrants, respectively.

(4)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  As of the close of business on April 7, 2014, Platinum Partners Value Arbitrage Fund L.P. (“PPVA”) directly owned (i) 1,605,424 shares of Common Stock and (ii) 1,398,890 shares of Series E Stock, and (iii) 145,454 Warrants.  The Series E Stock and the Warrants are currently subject to the 19.99% Blocker and 9.99% Blocker, respectively. As of the date hereof, PPVA had not requested waiver of the 19.99% Blocker or 9.99% Blocker with respect to the Series E Stock or Warrants, respectively.

II-1

(5)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Platinum Management (NY) LLC (“Platinum Management”), as the Investment Manager of PPVA, may be deemed to beneficially own the securities directly owned by PPVA.

(6)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Platinum Liquid Opportunity Management (NY) LLC (“Platinum Liquid Management”), as the Investment Manager of PPLO, may be deemed to beneficially own the securities directly owned by PPLO.  Includes 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock and 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock.

(7)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Mr. Nordlicht, as the Chief Investment Officer of Platinum Management, the Investment Manager of PPVA, and Chief Investment Manager of Platinum Liquid Management, the Investment Manager of PPLO, may be deemed to beneficially own the securities directly owned by PPVA and PPLO, respectively.  Includes 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock and 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock.

(8)
Based on information provided in a Schedule 13D/A filed with the SEC on April 8, 2014.  Mr. Landesman, as the President of Platinum Management, the Investment Manager of PPVA, and the President of Platinum Liquid Management, the Investment Manager of PPLO, may be deemed to beneficially own the securities directly owned by PPVA and PPLO, respectively.  Includes 100,000 shares of Common Stock underlying currently convertible Series C Preferred Stock and 100,000 shares of Common Stock underlying currently convertible Series D Preferred Stock.

(9)	Includes 14,500 shares that may be acquired by Ms. Burke within 60 days upon the exercise of stock options.

(10)	Includes 1,500 shares that may be acquired by Mr. Doman within 60 day upon the exercise of stock options

(11)	Includes 25,500 shares that may be acquired by Mr. Enright within 60 days upon the exercise of stock options.

(12)	Includes 14,000 shares that may be acquired by Dr. Goldberg within 60 days upon the exercise of stock options.

(13)	Includes 15,500 shares that may be acquired by Mr. Grieco within 60 days upon the exercise of stock options.

(14)	Based on shares held by Dr. Mooney as of September 27, 2013, his last day of employment with the Company.

(15)	Includes 15,000 shares that may be acquired by Mr. Schnittker within 60 days upon the exercise of stock options

(16)	Includes 15,500 shares that may be acquired by Mr. Smith within 60 days upon the exercise of stock options.

II-2

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED APRIL 17, 2014

GOLD PROXY CARD

PLEASE VOTE TODAY!

SEE REVERSE

SIDE EASY VOTING INSTRUCTIONS.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

PRELIMINARY PROXY – SUBJECT TO COMPLETION

GOLD PROXY

ECHO THERAPEUTICS, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of Platinum Management (NY) LLC, Platinum Partners Value Arbitrage Fund L.P., Platinum Long Term Growth VII, LLC, Platinum Partners Liquid Opportunity Master Fund L.P., Platinum-Montaur Life Sciences, LLC, Platinum Liquid Opportunity Management (NY) LLC, Mark Nordlicht, Uri Landesman and Shepard M. Goldberg.
This proxy is NOT being solicited on behalf of the Board of Directors of Echo Therapeutics, Inc.

The undersigned appoints [           ] and [              ], and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Echo Therapeutics, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held at 10:00 a.m., local time, on May 20, 2014, at the Company’s offices located at 10 Forge Parkway, Franklin, Massachusetts 02038 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Platinum Management (NY) LLC (together with the other participants in its solicitation, “Platinum”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “ABSTAIN” ON PROPOSALS 2 AND 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE TODAY.

(Continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Echo Therapeutics, Inc.
Common Stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY SIGNING, DATING AND RETURNING YOUR GOLD PROXY CARD:

INSTRUCTIONS - Please complete, sign, date and return the GOLD proxy card in the postage-paid envelope provided, or mail to: Platinum Management (NY) LLC, c/o Morrow & Co., LLC 470 West Avenue, Stamford, CT  06902..

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

 Please mark your vote as indicated in this example  ☒

Platinum Recommends a Vote “For” Nominee in Proposal 1 and makes no recommendation as to Proposals 2 and 3.

1.Election of Directors to be Chosen by the Holders of Common Stock:
Nominees:	For Nominee	Withhold	For all Except
(01) Shepard M. Goldberg	[ ]	[ ]	[ ]
NOTE:

PLATINUM INTENDS TO USE THIS PROXY TO VOTE (I) “FOR” SHEPARD M. GOLDBERG AND (II) “FOR” THE CANDIDATE WHO HAS BEEN NOMINATED BY THE COMPANY TO SERVE AS A DIRECTOR, OTHER THAN ROBERT F. DOMAN, FOR WHOM PLATINUM IS NOT SEEKING AUTHORITY TO VOTE FOR AND WILL NOT EXERCISE ANY SUCH AUTHORITY.  THE NAMES, BACKGROUNDS AND QUALIFICATIONS OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY, AND OTHER INFORMATION ABOUT THEM, CAN BE FOUND IN THE COMPANY’S PROXY STATEMENT.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEE IS ELECTED.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Dated:   ___________________________________, 2014
(Signature)_________________________________
(Signature if held Jointly)______________________
Title or Authority:____________________________

Please sign exactly as your name appears on this proxy.  Joint owners should each sign personally.  If signing as attorney, executor, administrator, trustee or guardian, please include your full title.  Corporate proxies should be signed by an authorized officer.  If a partnership, please sign in Partnership name by an authorized person.

2.   Proposal:   To approve, on an advisory basis, the Company’s named executive officer compensation.

☐FOR              ☐AGAINST          ☐ABSTAIN

3.   Proposal:   Ratification of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

                   ☐FOR              ☐AGAINST          ☐ABSTAIN